Basic and diluted loss per share	6 Months Ended
Jun. 30, 2026
Basic And Diluted Earnings Per Share1 [Abstract]
Basic and diluted loss per share

19. Basic and diluted loss per share

Basic and diluted loss per share is calculated by dividing the loss attributable to equity holders of the Company by the weighted average number of issued and outstanding ordinary shares during the three months ended June 30, 2026 and 2025.

All of the Company’s potential dilutive securities have been excluded from the computation of diluted net loss per share attributable to ordinary stockholders as the effect of including them would be antidilutive.

	For the three months ended June 30,		For the six months ended June 30,
	2026	2025	2026	2025
	€	€	€	€
Net Loss	(47,842,729)	(45,480,686)	(87,043,402)	(91,821,509)
Weighted average number of ordinary shares outstanding	68,072,885	54,688,182	66,696,719	54,588,321
Basic and diluted loss per share	(0.70)	(0.83)	(1.31)	(1.68)